UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
GOLDMAN SACHS REAL ESTATE FINANCE TRUST INC
(Name of Registrant as Specified in its Charter)
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Goldman Sachs Real Estate Finance Trust Inc
Goldman Sachs Real Estate Finance Trust Inc
200 West Street
New York, New York 10282
June 10, 2026
Dear Stockholders:
You are cordially invited to participate in the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Goldman Sachs Real Estate Finance Trust Inc, a Maryland corporation (the “Company”), which will be held as a “virtual meeting” via live webcast on July 28, 2026 at 9:00 a.m., Eastern Time. At the Annual Meeting, stockholders will be asked to consider and vote upon:
•	the election of seven director nominees listed in the Proxy Statement;
•	the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026; and
•	such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
Details concerning those matters to come before stockholders at the Annual Meeting are described in the Proxy Statement.
Management and the Board of Directors unanimously recommend that you vote FOR all nominees for directors listed in the Proxy Statement and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026.
We are providing our stockholders access to our proxy materials via the Internet under the Securities and Exchange Commission’s “notice and access” rules. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) was distributed on or about June 10, 2026, containing instructions on how to (1) access our proxy materials, including our proxy statement and 2025 annual report to stockholders and authorize a proxy to vote electronically via the Internet or by telephone, and (2) request a paper copy of our proxy materials and authorize a proxy to vote by mail.
It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to participate at the Annual Meeting, we urge you to complete a proxy as promptly as possible so that your shares will be voted at the Annual Meeting. This will not limit your right to vote or to participate at the Annual Meeting.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 28, 2026:

Our Proxy Statement, form of proxy card and 2025 Annual Report on Form 10-K (the “Annual Report”) are available at www.proxyvote.com, and can be accessed by using the control number and following the instructions located on the Notice.
On behalf of the Board of Directors and management, I thank you for your continuing support.

Sincerely,

/s/ James Garman
James Garman
Chairperson of the Board

Goldman Sachs Real Estate Finance Trust Inc
Goldman Sachs Real Estate Finance Trust Inc
200 West Street
New York, New York 10282
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Date & Time:	Location:	Record Date:
Tuesday, July 28, 2026 at 9:00 a.m., Eastern Time	www.virtualshareholdermeeting.com/GSREFT2026	May 29, 2026

To our Stockholders:
We hereby notify you that Goldman Sachs Real Estate Finance Trust Inc, a Maryland corporation (the “Company”), is holding its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) as a “virtual meeting” via live webcast on July 28, 2026 at 9:00 a.m., Eastern Time. Stockholders as of the May 29, 2026 record date who wish to participate in the virtual Annual Meeting may do so by visiting the web portal located at www.virtualshareholdermeeting.com/GSREFT2026 and entering the 16-digit control number found on their Notice of Internet Availability of Proxy Materials (the “Notice”) that was distributed. Technical assistance will be available for stockholders encountering any difficulties accessing the virtual Annual Meeting. The technical support contact information will appear on the meeting website prior to the start of the Annual Meeting.
At the Annual Meeting, stockholders will be asked to consider and vote upon:
1.	the election of seven director nominees listed in the Proxy Statement;
2.	the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026; and
3.	such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
You can vote your shares of common stock at the Annual Meeting and any adjournments or postponements thereof if the Company’s records show that you were a stockholder of record as of the close of business on May 29, 2026, the record date for the Annual Meeting.
Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by requesting, completing and returning a proxy card by following the instructions on the Notice. Voting instructions are provided in the Notice or, if you requested paper copies, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. Any person giving a proxy has the power to revoke it at any time prior to the Annual Meeting and stockholders who participate at the Annual Meeting may withdraw their proxies and vote online.

Sincerely,

/s/ Dylan Sherwood
Dylan Sherwood
Chief Legal Officer and Secretary

June 10, 2026
This Notice of Annual Meeting and the accompanying Proxy Statement are being made available on or about June 10, 2026.

The words “Goldman Sachs Real Estate Finance Trust,” “GS REFT,” “we,” “our,” “us,” and the “Company” refer to Goldman Sachs Real Estate Finance Trust Inc, together with its consolidated subsidiaries, unless the context requires otherwise. The term the “Adviser” refers to Goldman Sachs Asset Management, L.P., a Delaware limited partnership, in its capacity as our adviser. The Adviser is a subsidiary of The Goldman Sachs Group, Inc. (together with its affiliates, “Goldman Sachs”), a leading global financial institution that delivers a broad range of financial services across investment banking, securities, investment management and consumer banking, and is one of the world’s largest asset managers. Goldman Sachs Asset Management, L.P. serves as our sponsor.
Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement
i

PROPOSAL 1 — ELECTION OF DIRECTORS
There are currently seven members of the Board of Directors. On May 28, 2026, the Board of Directors unanimously nominated the seven directors listed below for re-election to the Board of Directors at the Annual Meeting. All of the nominees are willing to serve as directors but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our Board of Directors, unless the Board of Directors acts to reduce the size of the Board of Directors in accordance with our bylaws. The Board of Directors has no reason to believe that any such nominees will be unable or unwilling to serve.
Nominees for Election as Directors
The names, ages as of May 1, 2026 and existing positions with us of the nominees are as follows:

Name	Age	Position
James Garman	58	Chairperson of the Board
Jeffrey Fine	45	Director
Richard Spencer	51	Director
Glenn Rufrano	76	Lead Independent Director
Gwendolyn Hatten Butler	70	Independent Director
Trisha Miller	62	Independent Director
Simon M. Turner	64	Independent Director

The name and selected biographical information of each of the nominees are set forth below.
James Garman has served as Chairperson of the Board of Directors of GS REFT since June 2024 and as a director since March 2024. He is also Global Head of Real Estate within Goldman Sachs Asset Management and serves as Chairperson of the Board of Directors of Goldman Sachs Real Estate Income Trust, Inc. (“GS REIT”), a non-traded REIT sponsored by Goldman Sachs. He joined Goldman Sachs in 1992 and was named Managing Director in 2004 and Partner in 2006. He is co-chair of the Global Real Estate Investment Committee, a member of the Partnership Committee and the Urban Investment Group Investment Committee. Mr. Garman received an MA from the University of Cambridge. Mr. Garman is a valuable member of our Board of Directors because of his extensive real estate investment experience and his leadership and history within Goldman Sachs Asset Management.
Jeffrey Fine has served as one of the directors of GS REFT since June 2024. He is also Global Co-Head of Alternatives Capital Formation within Goldman Sachs Asset Management and is a member of the Board of Directors of GS REIT. He is a member of the Global Real Estate Investment Committee and the Urban Investment Group Investment Committee. He joined Goldman Sachs in 2002 and was named Managing Director in 2012 and Partner in 2018. Mr. Fine received a BS from Cornell University. Mr. Fine is a valuable member of our Board of Directors because of his extensive experience with respect to alternative capital formation and his leadership and history within Goldman Sachs Asset Management.
Richard Spencer has served as one of the directors of GS REFT since June 2024. Since September 2025, he has served as the Chairman of Real Estate Credit within Goldman Sachs Asset Management. From 2017 to 2025, Mr. Spencer was the global Chief Investment Officer of the Real Estate Credit Partners fund series. He joined Goldman Sachs in 2009, and was named Managing Director in 2012 and Partner in 2018. He is a member of the Global Real Estate Investment Committee. Mr. Spencer received a BA from the University of Warwick. Mr. Spencer is a valuable member of our Board of Directors because of his extensive real estate investment experience and his leadership with respect to the Real Estate Credit Partners fund series, which has investment objectives focused on origination and acquisition of Credit Investments similar to GS REFT.
Gwendolyn Hatten Butler serves as an independent director of GS REFT, a position she has held since November 2024. She has served as an independent director for GS REIT since April 2023. From August 2021 through December 2021, Ms. Hatten Butler served as a senior adviser to Capri Investment Group, a real estate development and direct investment firm that has completed more than $14 billion in commercial real estate investments since its founding in 1992. From June 2019 through July 2021, Ms. Hatten Butler was the President and Chief Investment Officer of Capri Investment Group. From March 2007 through June 2019, Ms. Hatten Butler acted as Vice Chairwoman and Head of Investor Relations at Capri Investment Group and was responsible for leading the firm’s capital raising and investor relations teams, and management of the firm’s compliance, information technology, strategic planning, and human capital functions. Additionally, Ms. Hatten Butler has served as an independent director of Ferguson Partners and Mutual of America Financial Group since July 2021 and August 2021, respectively, and is a member of the audit committee of Mutual of America Financial Group. Ms. Hatten Butler has been an independent director and chair of the Audit Committee of Axxes Private Markets Fund and Axxes Opportunistic Credit Fund since September 16, 2024 and October 1, 2024, respectively. Ms. Hatten Butler previously served as an independent director of Wells Enterprises, Inc. from December 2020 through January 2023. Ms. Hatten Butler holds a B.A. in Economics from the University of Michigan, and an M.B.A. in Finance from Northwestern University’s Kellogg School of Management. Ms. Hatten Butler is a valuable member of our Board of Directors due to her extensive real estate experience.
Trisha Miller serves as an independent director of GS REFT, a position she has held since November 2024. She has served as an independent director for GS REIT since April 2023. Since April 2021, she has been the Executive Managing Director of Capital Markets for Redbrick LMD, a real estate owner and developer based in Washington, D.C. She oversees fundraising, investor relations, marketing, and operations for Redbrick LMD. From April 2019 to April 2021, Ms. Miller served as Executive Managing Director of Robert A. Stanger, an investment banking firm. From October 2017 to November 2018, Ms. Miller was the Chief Executive Officer of Starwood Capital, LLC, the broker/dealer affiliate of Starwood Capital Group, a private equity firm with a focus on global real estate. From 2008 to 2017, Ms. Miller was the National Sales Manager at Carey Financial, LLC, W.P. Carey’s affiliated broker-dealer. In 2015, she was named co-President and in 2017 Chief Executive Officer, Head of Distribution of Carey Financial, LLC. She has served as an independent director of ISQ Open Infrastructure Co LLC, serving on its Series I and Series II board of directors and audit committee, respectively, since June 2025. Ms. Miller is the former Chair and Chair Emeritus of the Institute for Portfolio Alternatives (Chair in 2020). She earned a Bachelor of Arts degree from Chatham College and an M.B.A. in Finance and Marketing from the Katz Graduate School of Business at the University of Pittsburgh. She holds several securities licenses including the Series 7 and 24. Ms. Miller is a valuable member of our Board of Directors in light of her expertise in fundraising, investor relations, capital markets and industry knowledge for alternative investment products.
Glenn Rufrano serves as an independent director of GS REFT, a position he has held since November 2024, and is the lead independent director and serves as the chairman of the Affiliate Transaction Committee. He has served as an independent director for GS REIT since April 2023. Since April 2024, Mr. Rufrano has served as the executive chair of Pennsylvania REIT (“PREIT”), an owner and developer of retail regional malls. From April 2015, through its merger with Realty Income in November 2021, Mr. Rufrano served as Chief Executive Officer of VEREIT, Inc., a real estate investment trust that owned single-tenant commercial properties. Before joining VEREIT, Mr. Rufrano served as the Chairman and Chief Executive Officer of O’Connor Capital Partners, a privately-owned independent real estate investment, development and management firm specializing in retail and multifamily residential properties. He was among the founders of O’Connor in 1983. Prior to rejoining O’Connor in 2013, Mr. Rufrano served as Global President and Chief Executive Officer of Cushman & Wakefield, Inc., a private, global commercial property and real estate services company and was a member of its Board of Directors. From January 2008 to February 2010, he was Chief Executive Officer of Centro Properties Group, an Australian-based shopping center company. From April 2007 through January 2008, Mr. Rufrano served as Chief Executive Officer of Centro Properties Group U.S. From 2000 until its acquisition by Centro Properties Group in April 2007, Mr. Rufrano was Chief Executive Officer of New Plan Excel Realty Trust, Inc., a commercial retail REIT formerly listed on the New York Stock Exchange, as well as a member of its Board of Directors. Since December 2024, Mr. Rufrano has served as a director for Healthcare Realty Trust Incorporated (NYSE: HR) and is chair of its audit committee. Mr. Rufrano has served as a director of Ventas, Inc. (NYSE: VTR), an S&P 500 company and a publicly traded healthcare REIT; Columbia Property Trust, Inc., an office REIT; Trizec Properties, Inc., a national office REIT; Criimi Mae Inc., a mortgage REIT; and General Growth Properties, an institutional mall REIT. He currently serves on the advisory board at The Steven L. Newman Real Estate Institute Advisory Board at Baruch College. He is a Trustee and the former Chairman of ICSC. Mr. Rufrano earned a Bachelor’s Degree in Business Administration from Rutgers University and Master of Science Degree in Management and Real Estate from Florida International University. Mr. Rufrano is a valuable member of our Board of Directors due to his extensive experience in real estate.
Simon M. Turner serves as an independent director of GS REFT, a position he has held since November 2024, and serves as the chairperson of the Audit Committee. He has served as an independent director for GS REIT since April 2023. Since January 2017, Mr. Turner has been Managing Director of Alpha Lodging Partners, an advisory firm providing investment and strategic advisory services to hospitality sector companies and investors, both public and private. Immediately prior to his current role, from May 2008 Mr. Turner was the President of Global Development of Starwood Hotels & Resorts (NYSE: HOT), where he led a team of approximately 120 development and investment executives charged with the growth of the company’s portfolio of managed, leased and franchised hotels and the disposition strategy for the company’s owned real estate portfolio. Since June 2023, Mr. Turner has served on the board of directors of Purchase Senior Learning Community, Inc. From October 2023 to November 2025, he served as a director of Sonder Holdings Inc. (NASDAQ: SOND). From January 2020 to December 2022, he served as a director of the supervisory board of Steigenberger Hotels AG. Additionally, from April 2020 to October 2022 he served as a director, member of the compensation committee and chairman of the audit committee of Watermark Lodging Trust, a non-traded REIT, having previously served as an independent director of CWI 1, a predecessor entity, since December 2018. Mr. Turner served on the compensation committee of Extended Stay America (NASDAQ: STAY) and on the nominating and governance committee of ClubCorp Holdings (NYSE: MYCC) from March 2020 to June 2021 and March 2017 to September 2017, respectively. From January 1997 to August 2000 and again from February 2002 to May 2007, Mr. Turner was a director of Four Seasons Hotels (NYSE/TSX: FS) and served as a member of the human resources/compensation and audit committees. Mr. Turner has been active in real estate sector organizations including as a member of the American Hotel & Lodging Association’s Hospitality Investment Roundtable, a member of the Real Estate Roundtable, and the Urban Land Institute, where he served as a trustee and a member of ULI’s Greenprint Center for Building Performance Advisory Board. Mr. Turner has been an Adjunct Assistant Professor at New York University since September 2017 and has served as an advisory board member of New York University’s Tisch Center since July 2019. Mr. Turner earned a Bachelor of Science degree in Hotel Administration from Cornell University and has served on the school’s Dean’s Advisory Committee and the Cornell University Council. Mr. Turner is a valuable member of our Board of Directors due to his extensive real estate and prior board service experience.
VOTING RECOMMENDATION
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

The Board of Directors and Committees
Our business is managed by our Adviser, subject to the oversight and direction of our Board of Directors. Our Board of Directors has seven members and is currently composed of Messrs. Garman, Fine, Spencer, Rufrano and Turner and Mses. Hatten Butler and Miller.
Director Independence
A majority of our Board of Directors, Messrs. Rufrano and Turner and Mses. Hatten Butler and Miller, meet the independence criteria as specified in our Corporate Governance Guidelines. These independence criteria are also attached hereto at Appendix A. Our Corporate Governance Guidelines define an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with Goldman Sachs or the Adviser. Pursuant to our Corporate Governance Guidelines, a director will be deemed to be associated with Goldman Sachs or the Adviser if he or she owns any material interest in, is employed by, is an officer or director of, or has any material business or professional relationship with Goldman Sachs, the Adviser or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three REITs sponsored by Goldman Sachs or advised by the Adviser. For purposes of this definition, “affiliate” does not include a REIT or other investment program organized by Goldman Sachs or advised or managed by the Adviser or its affiliates. In addition, consistent with the above, serving as an independent director of or receiving independent director fees from or owning an interest in a REIT or other investment program organized by Goldman Sachs or advised or managed by the Adviser or its affiliates shall not, by itself, cause a director to be deemed associated with Goldman Sachs or the Adviser. A business or professional relationship will be deemed material per se if the gross income derived by the director from Goldman Sachs, the Adviser or any of their affiliates in a year exceeds 5% of (1) the director’s annual gross income derived from all sources during either of the last two years or (2) the director’s net worth on a fair market value basis as of the end of the applicable year. An ownership interest is considered material if the value of such interest exceeds 5% of the director’s net worth on a fair market value basis. An indirect association is defined to include circumstances in which the director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with us, Goldman Sachs, the Adviser or any of their affiliates.
In addition, although our shares are not listed for trading on any national securities exchange, a majority of our directors, and all of the members of the Audit Committee and the Affiliate Transaction Committee, are “independent” under the listing standards of the New York Stock Exchange (“NYSE”). The New York Stock Exchange standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, our Board of Directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). Our Board of Directors has affirmatively determined that each of Messrs. Rufrano and Turner and Mses. Hatten Butler and Miller satisfies the New York Stock Exchange independence standards.
Board of Directors Composition
Subject to the rights of stockholders to nominate directors, our Board of Directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Our independent directors will choose the nominees to fill vacancies in our independent director positions. Any vacancy on our Board of Directors may only be filled by a majority of the remaining directors, even if such majority is less than a quorum. Our Board of Directors may change the number of directors, but not to fewer than three directors nor, unless we amend our bylaws, more than 15. Each director will serve until the next annual meeting of stockholders and until their successor is duly elected and qualifies. Although the number of directors may be increased or decreased, a decrease may not shorten the term of any incumbent director. Any director may resign at any time or may be removed with or without cause by the stockholders upon the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast generally in the election of directors. Our Corporate Governance Guidelines provide that a majority of our board seats must be for independent directors as described above.
Our Corporate Governance Guidelines require that each director who is affiliated with our sponsor shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire. In addition to the independence requirements described above, our Corporate Governance Guidelines also require that at all times at least one of our independent directors must have at least three years of relevant real estate experience. Our Board of Directors considers a variety of criteria in evaluating candidates (including candidates nominated by a stockholder), including (1) experience in business, financial or investment matters or in other fields of endeavor; (2) financial literacy and/or whether he or she is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K; (3) reputation; (4) ability to attend scheduled board and committee meetings; (5) general availability to attend to board business on short notice; (6) actual or potential business, family or other conflicts bearing on either the candidate’s independence or our business; (7) length of potential service; (8) commitment to the representation of the interests of the Company and the stockholders; (9) commitment to maintaining and improving his or her skills and education; (10) experience in corporate governance and best business practices; and (11) the diversity that he or she would bring to the composition of our Board of Directors.
For so long as the Advisory Agreement is in effect, our Adviser has the right to designate certain individuals for nomination, subject to the ultimate approval of such nomination by our Board of Directors, to the slate of directors to be voted on by our stockholders at our annual meeting of stockholders. The number of Adviser designees must be less than one-half of the members of the board. All such designees may be affiliated with our Adviser. Pursuant to the Advisory Agreement, our Board of Directors must also consult with our Adviser in connection with filling any vacancies created by the removal, resignation, retirement or death of any director who is affiliated with our Adviser until a successor is elected and qualifies.
Committees of the Board of Directors
Our entire Board of Directors is responsible for supervising our business. However, pursuant to our charter, our Board of Directors may establish one or more committees as deemed appropriate by the Board of Directors. Our Corporate Governance Guidelines require a majority of each committee to consist of independent directors and require that the Affiliate Transaction Committee be comprised of all of the independent directors. Our Board of Directors currently has two standing committees: an Audit Committee and an Affiliate Transaction Committee. The Audit Committee’s written charter is attached hereto as Appendix B. Members of each of the committees discussed below are appointed by our Board of Directors. Our Board has not established a standing compensation committee or nominating committee because our entire Board participates in the consideration of compensation and director nominees.
Audit Committee
Our Board of Directors has established an Audit Committee which is composed of all of our independent directors, with Mr. Turner serving as chairperson of the Audit Committee. Each member meets the independence standards and financial literacy requirements for service on an audit committee of a board of directors pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and New York Stock Exchange rules applicable to audit committees and corporate governance, and Mr. Turner is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act.
The Audit Committee operates pursuant to its charter, which was approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include oversight of the following:
•	our accounting and financial reporting processes;
•	the integrity and audits of our financial statements;
•	our compliance with legal and regulatory requirements;
•	the qualifications and independence of our independent registered public accounting firm; and
•	the performance of our internal auditors and independent registered public accounting firm.
In addition, the Audit Committee determines the selection, appointment, retention and termination of the independent registered public accounting firm to audit our annual financial statements and reviews with the independent registered public accounting firm the plans and results of the audit engagement. The Audit Committee also will approve all audit and non-audit services provided by the independent public accountants to us and certain other persons and the fees we pay for these services.
The Audit Committee adopted procedures for the processing of complaints relating to accounting, internal control and auditing matters. The Audit Committee oversees the review and handling of any complaints submitted pursuant to the foregoing procedures and of any whistleblower complaints.

Affiliate Transaction Committee
To ameliorate risks created by conflicts of interest, our Corporate Governance Guidelines require us to have a standing Affiliate Transaction Committee. The Affiliate Transaction Committee is comprised of our independent directors. The primary purpose of the Affiliate Transaction Committee is to review transactions between us and Goldman Sachs or its affiliates (including the Adviser) or with related persons and to determine if the resolution of the conflict of interest is in our best interest. However, we cannot assure stockholders that this committee will successfully mitigate the risks related to conflicts of interest between us and Goldman Sachs.
The Affiliate Transaction Committee is responsible for reviewing and approving the terms of all transactions between us and Goldman Sachs or its affiliates (including the Adviser) or any member of our Board of Directors, including (when applicable) the economic, structural and other terms of all originations, acquisitions and dispositions. Generally, under our Corporate Governance Guidelines, we will be able to enter into transactions with Goldman Sachs, the Adviser, our directors, and their respective affiliates only if a majority of our Board of Directors, and a majority of the Affiliate Transaction Committee (which is comprised of each of our independent directors), not otherwise interested in the transaction approve the transaction as being fair and reasonable to us.
In addition, the Affiliate Transaction Committee is responsible for reviewing our Adviser’s performance and the fees and expenses paid by us to our Adviser and any of its affiliates. Our independent directors must evaluate at least annually whether the compensation that we contract to pay to the Adviser is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by our Corporate Governance Guidelines. Our independent directors will supervise the performance of the Adviser and the compensation we pay to it to determine whether the provisions of our compensation arrangements are being carried out.
Meetings
Our Board of Directors generally meets quarterly or more frequently if necessary, in addition to meetings of any committees of the Board of Directors described herein. Directors are expected to attend board meetings and meetings of the committees on which they serve, to spend the time needed and to meet as frequently as necessary, in order to discharge their responsibilities properly. Our Board of Directors conducts its business through meetings of the Board of Directors, actions taken by written consent in lieu of meetings and by actions of its committees. During the year ended December 31, 2025, the Board of Directors held nine meetings, the Audit Committee held four meetings and the Affiliate Transaction Committee held six meetings. Each director attended at least 75% of the meetings, except for Messrs. Fine and Spencer.
We encourage the members of our Board of Directors to attend annual meetings of stockholders. In 2025, we held our annual meeting via unanimous written consent by our sole stockholder, an affiliate of Goldman Sachs.
Board Leadership Structure and Role in Risk Oversight
Our Board of Directors has structured itself in a manner that it believes allows it to perform its oversight function effectively. A majority of our directors are independent pursuant to the definition of independence established by our Corporate Governance Guidelines and the standards of the NYSE. Our offices of Chairperson of the Board of Directors and Chief Executive Officer are separate; our bylaws require that our Chairperson may not be an officer of the Company. Mr. Garman, as Chairperson of the Board of Directors, presides over the meetings of the Board of Directors and meetings of stockholders, while Steve Pack, as Chief Executive Officer, has general responsibility for implementation of our policies, as determined by the Board of Directors, and for the management of our business and affairs. Mr. Rufrano serves as our lead independent director and is responsible for, among other things, presiding at executive sessions of independent directors, facilitating communications between the independent directors and management, and calling meetings of the independent directors, as necessary.
As with every business, we confront and must manage various risks including financial and economic risks related to the performance of our portfolio and how our investments have been financed. Pursuant to our charter, bylaws and Corporate Governance Guidelines and the Maryland General Corporation Law, our business and affairs are managed under the direction of our Board of Directors. Our Adviser is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through any committees, has responsibility for establishing broad corporate policies for our overall operation and for the direction and oversight of our risk management. Members of our Board of Directors keep informed of our business by participating in meetings of our Board of Directors and any committees, by reviewing analyses, reports and other materials provided to them by and through discussions with our Adviser and our executive officers.
In connection with their oversight of risks to our business, our Board of Directors and the Audit Committee consider feedback from our Adviser concerning the risks related to our business, operations and strategies. The Audit Committee also assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Affiliate Transaction Committee manages risks associated with the independence of the independent directors and potential conflicts of interest involving our Adviser and its affiliates. Our compensation policies and practices, pursuant to which we pay no cash compensation to our Adviser’s officers and employees since they are compensated by our Adviser or its affiliates, do not create risks that are reasonably likely to have a material adverse effect on us. The Board of Directors receives periodic reports and updates from Goldman Sachs which generally include the overall state of the Information Security and Cybersecurity Program established by Goldman Sachs, the current cybersecurity threat landscape, material risks from cybersecurity threats, cybersecurity incidents, risk management policies and/or risk assessment initiatives.
Stockholder Nominations and Communications Policy
Our Board of Directors considers nominees properly recommended by a stockholder. Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Board of Directors to be considered by our stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) by a stockholder who is a stockholder of record at the record date set by our Board of Directors for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving the advance notice required by the bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual nominated and who has complied with the advance notice procedures and other requirements of the bylaws.
Stockholders may communicate with the Board of Directors or any of its directors, and stockholders may also recommend director nominees for consideration by directing the applicable communication in writing to our Secretary at: Goldman Sachs Real Estate Finance Trust Inc, 200 West Street, New York, New York 10282, Attention: Secretary. The sender should indicate in the address whether it is intended for the entire Board of Directors, the non-management directors as a group or an individual director. Each communication received by the Secretary will be forwarded to the intended recipients subject to compliance with the existing instructions from the Board of Directors concerning the treatment of inappropriate communications. Director nominees may be nominated by our stockholders in accordance with our bylaws and the advance notice requirements contained in our bylaws.
Hedging Policy
We do not have a hedging policy for our officers, employees and directors at this time.
Insider Trading Policy
We have adopted insider trading policies and procedures governing the purchase, sale, and/or other disposition of our securities by directors, officers and employees, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and any listing standards applicable to us. A copy of our Insider Trading Policy was filed as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 2025. While there is no insider trading policy with respect to the company itself, we follow repurchase procedures and comply with all applicable securities laws when transacting in our own securities.
We currently do not grant stock options and as such we have not adopted a policy regarding the timing of awards of options.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of Directors
Our Board of Directors has adopted an independent director compensation plan pursuant to which we compensate each of our independent directors with an annual retainer of $100,000, plus an additional retainer of $12,500 to our lead independent director (Glenn Rufrano), and an additional retainer of $7,500 to the Audit Committee chairperson (Simon Turner). On a calendar year basis, 60% of total compensation referenced above will be paid in the form of an annual grant of restricted shares, and the remaining amount is paid in cash. Each director may elect to receive all or a portion of the amounts otherwise payable in cash in the form of restricted shares of our common stock. We do not intend to pay our directors additional fees for attending board meetings, but we intend to reimburse each of our directors for reasonable out-of-pocket expenses incurred in attending board and committee meetings (including, but not limited to, airfare, hotel and food). Our directors who are affiliated with the Adviser or Goldman Sachs will not receive additional compensation for serving on the Board of Directors or committees thereof.
On January 2, 2026, we issued an aggregate of 13,567 shares of restricted Class I common stock, with a grant date fair value of $25.06 per share, to our four independent directors as compensation for their services pursuant to the independent director compensation plan, which shares will vest on December 31, 2026.
For our 2026 annual grants and going forward, the annual grant will be based on the most recently established net asset value (“NAV”) per share of our Class I common stock at the time of grant. The grants for 2024 and 2025 service were based on $25.00 per share, the then-current transaction price for our Class I common stock prior to breaking escrow in the private offering and establishing an NAV per share. Restricted stock grants will generally vest (i) on December 31 of the year of service provided that the independent director remains on the Board of Directors on such vesting date, or (ii) upon the earlier occurrence of his or her termination of service due to his or her death, disability or, if approved by the Board of Directors, upon a change of control of the Company or for “good reason.” Unvested awards remain subject to forfeiture until vested. Holders of restricted stock awards generally have full voting and dividend rights as a stockholder with respect to grants of restricted stock. The maximum number of shares that is available for issuance under the equity compensation plan is 500,000.
The following table sets forth the compensation earned by or paid to our directors for the period ended December 31, 2025:

Name of Beneficial Owner	Fees Earned or Paid in Cash(1)	Stock Award(2)	All Other Compensation(3)	Total
James Garman	$—	$—	$—	$—
Jeffrey Fine	$—	$—	$—	$—
Richard Spencer	$—	$—	$—	$—
Gwendolyn Hatten Butler	$40,000	$60,000	$5,054	$105,054
Trisha Miller	$40,000	$60,000	$5,054	$105,054
Glenn Rufrano	$45,000	$67,500	$5,686	$118,186
Simon M. Turner(4)	$43,000	$64,500	$9,056	$116,556

(1)	Reflects compensation earned or paid for service in 2025 and excludes compensation paid in 2025 but earned for service in 2024.
(2)
Represents the aggregate grant date fair value of awards of restricted shares of Class I common stock awarded for 2025 service calculated under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 without taking into account estimated forfeitures. The number of shares awarded to each of our independent directors was determined by dividing the equity portion of the annual retainer for service on the Board of Directors earned in 2025 by the then-current transaction price per share of our Class I common stock at the time of the grant in January 2025 of $25.00. Such shares vested on December 31, 2025. Awards granted in 2025 for service in 2024 are excluded.

(3)
Amounts reflect the dollar value of any dividends or other earnings paid on the stock awards during the year ended December 31, 2025. Amounts differ depending upon whether the independent director elected to participate in the distribution reinvestment plan.

(4)
Mr. Turner elected to receive all of his compensation for service in 2025 in the form of shares of restricted stock. The additional shares of restricted stock in the amount of 1,720 shares were included as part of his January 6, 2025 restricted stock award.

Compensation of Executive Officers
We are externally managed and currently have no employees. Our executive officers serve as officers of the Adviser and are employees of the Adviser or one or more of its affiliates. Our Advisory Agreement provides that the Adviser is responsible for managing our investment activities, and as such our executive officers do not receive any cash compensation from us or any of our subsidiaries for serving as our executive officers but, instead, receive compensation from the Adviser. In addition, we do not reimburse the Adviser for compensation it pays to our executive officers. The Advisory Agreement does not require our executive officers to dedicate a specific amount of time to fulfilling the Adviser’s obligations to us under the Advisory Agreement. Accordingly, the Adviser has informed us that it cannot identify the portion of the compensation it awards to our executive officers that relates solely to such executives’ services to us, as the Adviser does not compensate its employees specifically for such services. Furthermore, we do not have employment agreements with our executive officers, we do not provide pension or retirement benefits, perquisites or other personal benefits to our executive officers, our executive officers have not received any nonqualified deferred compensation and we do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of us. Although we do not pay our executive officers any cash compensation, we pay our Adviser the fees described under “Certain Relationships and Related Transactions—The Advisory Agreement.”
Compensation Committee Interlocks and Insider Participation
We currently do not expect to have a compensation committee of our Board of Directors because we do not directly compensate our executive officers or reimburse the Adviser for their compensation. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of May 29, 2026, information regarding (i) the number and percentage of shares of our common stock (including our non-voting common stock) owned by each director, our named executive officer, and all directors and executive officers as a group, and (ii) the number and percentage of shares of our voting common stock owned by any person known by us to be the beneficial owner of more than 5% of outstanding shares of our voting common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes securities that a person has the right to acquire within 60 days. Unless otherwise indicated in the footnotes to the table below, the address for each of the persons named below is in care of our principal executive offices at 200 West Street New York, New York 10282.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of All Shares(1)
Directors and Executive Officers
James Garman	0	—%
Jeffrey Fine	0	—%
Richard Spencer	0	—%
Steve Pack	0	—%
Gwendolyn Hatten Butler(2), (3)	5,340.980	*
Trisha Miller(2), (3)	5,122.123	*
Glenn Rufrano(2), (3)	7,781.456	*
Simon M. Turner(2), (3)	9,861.552	*
All directors and executive officers as a group (eleven persons)	28,106.111	*

5% Stockholders of Voting Securities
KREI West St. Investments, LLC(4)	3,996,805.112	21.1%

*	Represents less than 1%.
(1)
As of May 29, 2026, an aggregate 23,039,175.488 shares of our common stock were outstanding. In computing percentage ownership of 5% stockholders of voting securities, 4,056,907.449 outstanding shares of Class NV-1 and Class NV-2, our non-voting common stock, have been excluded from the aggregate shares of common stock outstanding as of May 29, 2026.

(2)
Our directors own Class I shares of common stock which we view as part of the same collective class of undesignated voting common stock as our Class T, Class S and Class D shares of common stock. As of May 29, 2026, an aggregate 14,985,462.927 shares of our Class T, Class S, Class D and Class I common stock were outstanding, and our directors each owned less than 1% of this undesignated class of voting common stock.

(3)
Each of our independent directors received a grant of restricted shares of our Class I common stock as part of their annual compensation for 2024, 2025 and 2026. Amounts above include unvested shares which will vest on December 31, 2026 and for which our directors may exercise full voting rights and shares issued pursuant to our distribution reinvestment plan (the “DRIP”) for those directors who have elected to participate in the DRIP. See “Compensation of Directors.”

(4)
Based on the books and records of our transfer agent, KREI West St. Investments, LLC owns 2,000,000 shares of our Class F-I common stock and 1,996,805.112 shares of our Class F-II common stock, each of which we consider a separate class of our voting common stock, and which is 100% of the outstanding shares of Class F-I and Class F-II as of May 29, 2026. The business address for KREI West St. Investments, LLC is 4111 E 37th St. N., Wichita, KS 67220.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The following describes all transactions since our inception in March 2024 and currently proposed transactions involving us, our directors, Goldman Sachs, our Adviser or any of their affiliates. During the year ended December 31, 2024, we did not pay or reimburse any amounts to Goldman Sachs, our Adviser or any of their affiliates because we had not yet broken escrow in the private offering.
The Advisory Agreement
Pursuant to the Advisory Agreement, the Adviser has contractual and fiduciary responsibilities to us and our stockholders and is responsible for sourcing, evaluating and monitoring our investment opportunities and making decisions related to the acquisition, origination, management, financing and disposition of our assets, in accordance with our investment objectives, guidelines, policies and limitations, subject to oversight by our Board of Directors. We or the Adviser may retain other service providers in connection with our operations, including, without limitation, administration, legal and accounting support. The Adviser will leverage the global resources of Goldman Sachs to achieve our investment goals and objectives.
Our Board of Directors at all times has oversight and policy-making authority, including responsibility for governance, financial controls, compliance and disclosure with respect to our Company. Pursuant to the Advisory Agreement, our Board of Directors has delegated to the Adviser the authority to source, evaluate and monitor our investment opportunities and make decisions related to the acquisition, origination, management, financing and disposition of our assets, in accordance with our investment objectives, guidelines, policies and limitations, subject to oversight by our Board of Directors. We believe that the Adviser currently has sufficient staff and resources so as to be capable of fulfilling the duties set forth in the Advisory Agreement.
Services
Pursuant to the terms of the Advisory Agreement, the Adviser is responsible for, among other things:
•	serving as an adviser to us with respect to the establishment and periodic review of our investment guidelines and our investments, financing activities and operations;
•
sourcing, evaluating and monitoring our investment opportunities and executing the acquisition, origination, management, financing and disposition of our assets, in accordance with our investment guidelines, policies and objectives and limitations, subject to oversight by our Board of Directors;

•
with respect to prospective acquisitions, originations, purchases, sales, exchanges or other dispositions of investments, or with respect to the incurrence, refinancing or guaranty of debt, conducting negotiations on our behalf with borrowers, sellers, purchasers, lenders and other counterparties and, if applicable, their respective agents, advisors and representatives, and determining the structure and terms of such transactions;

•	providing us with portfolio management and other related services;
•	serving as our adviser with respect to decisions regarding any of our financings, hedging activities or borrowings; and
•	engaging and supervising, on our behalf and at our expense, various service providers.
The above summary is provided to illustrate the material functions which the Adviser will perform for us and it is not intended to include all of the services which may be provided to us by the Adviser or third parties.
Term and Termination Rights
The current term of the Advisory Agreement is for one year from June 10, 2026, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods. Pursuant to our Corporate Governance Guidelines, our independent directors will evaluate the performance of the Adviser before renewing the Advisory Agreement. The Advisory Agreement may be terminated:
•	immediately by us for “cause” or upon the bankruptcy of the Adviser;
•	upon 60 days’ written notice by us without cause or penalty upon the vote of a majority of our independent directors; or
•	upon 60 days’ written notice by the Adviser.

“Cause” is defined in the Advisory Agreement to mean fraud, criminal conduct, willful misconduct or willful or negligent breach of fiduciary duty by the Adviser under the Advisory Agreement.
In the event the Advisory Agreement is terminated, the Adviser will be entitled to receive its prorated management fee and performance fee through the date of termination. In addition, upon the termination or expiration of the Advisory Agreement, the Adviser will cooperate with us and take all commercially reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function, provided that, if the Advisory Agreement is terminated other than for “cause,” the Adviser and its affiliates shall be reimbursed for all internal and third-party expenses incurred in connection with providing such transition (including salaries, benefits and overhead of personnel).
Management Fee, Performance Fee and Expense Reimbursements
Management Fee
Subject to the limitations described below under “—Reimbursement by the Adviser,” as compensation for its services provided pursuant to the Advisory Agreement, we pay the Adviser an annual management fee (payable monthly in arrears) of 1.25% of the aggregate NAV of our Class T, Class S, Class D, Class I, Class F-I, Class F-II and non-voting common stock, subject to any waiver as described below. Except with respect to the Class F-I and Class F-II shares, the Adviser waived its management fee for the first nine months from escrow break in our private offering, or until October 6, 2025. The Adviser has waived the management fee with respect to the Class F-I shares until the third anniversary of the date on which we raised at least $50 million of gross offering proceeds from the issuance of Class F-I shares (the “Third Anniversary”) or, if a repurchase request was made before the Third Anniversary for all outstanding Class F-I shares under our share repurchase plan, until all such shares have been redeemed. Class F-II shares pay the management fee from the date of issuance. The management fee is allocated on a class-specific basis and borne by all holders of the applicable class. In calculating our management fee, we use the aggregate NAV of the applicable share class before giving effect to monthly accruals for the management fee, performance fee, distribution fees or distributions payable on our shares.
For the three months ended March 31, 2026, we accrued $1.3 million and paid $1.2 million of management fees. For the year ended December 31, 2025, we accrued $1.0 million and paid $0.6 million of management fees.
Performance Fee
The Adviser may be entitled to a performance fee, which is accrued monthly and payable quarterly (or part thereof that the Advisory Agreement is in effect) in arrears, subject to any waiver as described below. Commencing with the calendar quarter representing the fourth full calendar quarter completed since the date of the initial closing of our private offering, the performance fee will be an amount, not less than zero, equal to (i) 12.5% of our cumulative Core Earnings (as defined below) for the immediately preceding four calendar quarters (each such period, a “Four-Quarter Performance Measurement Period”), subject to a hurdle rate, expressed as an annual rate of return on average adjusted capital, equal to 5% (the “Annual Hurdle Rate”), minus (ii) the sum of any performance fees paid to the Adviser with respect to the first three calendar quarters in the applicable Four-Quarter Performance Measurement Period. As a result, the Adviser does not earn a Performance Fee for any calendar quarter until our Core Earnings for the applicable Four-Quarter Performance Measurement Period exceed the Annual Hurdle Rate. Proportional calculation methodologies will be applied prior to the completion of the calendar quarter representing the fourth full calendar quarter completed since the date of the initial closing of our private offering.
For purposes of the performance fee, “adjusted capital” means cumulative net proceeds generated from sales of our common stock (including proceeds from our distribution reinvestment plan) reduced for distributions from non-liquidating dispositions of our investments paid to common stockholders and amounts paid to common stockholders for share repurchases.
For purposes of calculating the performance fee, “Core Earnings” means: for the applicable performance measurement period, the net income (loss) attributable to holders of Class T shares, Class S shares, Class D shares, Class I shares, Class F-I shares and non-voting common stock, computed in accordance with GAAP, (A) excluding (i) non-cash equity compensation expense, (ii) the performance fee, (iii) depreciation and amortization, (iv) any unrealized gains or losses or other non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, (v) one-time events pursuant to changes in GAAP, and (vi) certain non-cash adjustments and certain material non-cash income or expense items, in each case pursuant to this clause (vi) after discussions between the Adviser and the independent directors and approved by a majority of the independent directors and (B) including, after we begin reimbursing the Adviser for advanced organization and offering expenses, a deduction for any organization and offering expenses previously advanced by the Adviser that were repaid by us.
In connection with the approval of the Warehoused Investments, our Affiliate Transaction Committee determined that unrealized gains related to the origination fees on the Warehoused Investments should not be excluded from the definition of Core Earnings.
Except with respect to the Class F-I and Class F-II shares, our Adviser waived its performance fee for the first nine months from escrow break in our private offering, or until October 6, 2025. With respect to the Class F-I shares, the Adviser has agreed to waive its performance fee until the Third Anniversary or, if a repurchase request was made before the Third Anniversary for all outstanding Class F-I shares under our share repurchase plan, until all such shares have been redeemed. Class F-II shares will not pay the performance fee.
As of March 31, 2026, we have accrued and paid $0.9 million of performance fees. For the year ended December 31, 2025, we accrued $0.9 million and paid $0 of performance fees.
Expense Reimbursement
Subject to the limitations described below under “—Reimbursement by the Adviser,” our Adviser is entitled to reimbursement of all costs and expenses incurred by it or its affiliates on our behalf, provided that the Adviser is currently responsible for the expenses related to any and all personnel of the Adviser who provide investment advisory services to us pursuant to the Advisory Agreement (including, without limitation, each of our executive officers and any directors who are also directors, officers or employees of the Adviser or any of its affiliates), including, without limitation, salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans of such personnel, and costs of insurance with respect to such personnel. Without limiting the generality of the foregoing, costs eligible for reimbursement include for out-of-pocket costs and expenses the Adviser incurs in connection with the services it provides to us related to (1) legal, tax, accounting, printing, mailing and subscription processing fees and other expenses attributable to our organization and offering of shares, (2) legal costs and expense associated with indemnity, litigation, claims, and settlements, (3) the actual cost of goods and services used by us and obtained from third parties, including fees paid to administrators, consultants, attorneys, technology providers and other services providers or advisors engaged to provide consulting or advisory services to the Adviser and brokerage fees paid in connection with the purchase and sale of investments and securities, (4) expenses relating to identifying, evaluating, valuing, researching, investigating, registering, structuring, acquiring and/or purchasing, originating, monitoring, hedging, servicing, harvesting, managing, selling and disposing our investments (whether or not completed), whether payable to an affiliate or a non-affiliated person, (5) out-of-pocket expenses in connection with the origination, acquisition, financing, refinancing, sale or other disposition of an investment, whether or not such investments are consummated, (6) debt-related expenses, including expenses related to raising leverage, refinancing and servicing debt and the cost of compliance with lender requests, (7) expenses related to hedging strategies, (8) expenses related to compliance with any applicable law, rule or any other regulatory requirement, including with respect to establishing, implementing, monitoring and/or measuring the impact of any ESG policies and programs with respect to us or our investments or prospective investments, (9) insurance premiums, which premiums may cover Other GS Accounts (defined below) and will be allocated between us and Other GS Accounts, (10) expenses related to obtaining, implementing (including initial onboarding) and maintaining (including licensing and subscription fees and expenses) any credit facility, portfolio, valuation, or other related data monitoring and/or reporting software obtained from third parties (such as, for example, iLevel), (11) expenses related to our operation, including, but not limited to, fees payable to our directors, expenses for preparation of annual audited financial statements, tax return preparation and routine tax and legal advice and (12) expenses related to gatherings related to us and Other GS Accounts for the purpose of discussing the operations and investment opportunities for us and Other GS Accounts. “Other GS Accounts” means one or more Goldman Sachs and other investment entities or separate accounts that have been formed, sponsored, advised or managed by Goldman Sachs, including ones with similar investment objectives and strategies as us, whether currently in existence or subsequently established (in each case), including any related successor funds, alternative vehicles, supplemental capital vehicles, surge funds, over-flow funds, co-investment vehicles and other entities formed in connection with Goldman Sachs side-by-side or additional general partner investments with respect thereto. We may change our expense reimbursement arrangements with our Adviser in the future.

The Adviser advanced all of our organization and offering expenses on our behalf (including, but not limited to, expenses relating to legal, accounting, printing, mailing, subscription review, processing and related expenses, any distribution of documentation to prospective investors in us prior to acceptance of their subscription agreement, due diligence expenses of any sub-placement agents or participating brokers, costs in connection with preparing sales materials, design and website expenses, travel expenses, meal expenses, entertainment (including event tickets, entrance fees and other similar items) expenses, including any expenses of private air travel when deemed appropriate by us, fees and expenses of our Transfer Agent, and expense reimbursements for actual costs incurred by employees of the Placement Agent in the performance of wholesaling activities, but excluding upfront selling commissions, placement fees and distribution fees) through January 6, 2026, which was the first anniversary of the date on which we broke escrow in our private offering. We will reimburse the Adviser for all such advanced expenses ratably in 60 equal monthly installments following January 6, 2026. We will reimburse the Adviser for any organization and offering expenses that it incurs on our behalf following January 6, 2026 as and when such expenses are incurred.
During 2025, the Adviser and its affiliates advanced organization costs of $2.0 million and offering costs of $1.9 million on our behalf. No such costs were advanced by the Adviser during the three months ended March 31, 2026. We began reimbursing the Adviser for such agreed upon advanced costs ratably over a 60-month period commencing on January 6, 2026 and paid $0.2 million during the three months ended March 31, 2026 related to such costs.
Additionally, the Adviser and its affiliates have paid certain general and administrative expenses and financing costs on our behalf. During the three months ended March 31, 2026, we incurred $0.4 million and paid the Adviser $0 related to such costs. As of December 31, 2025, we incurred $4.3 million and paid the Adviser $3.5 million related to such costs.
Reimbursement by the Adviser
Commencing with the four fiscal quarters ending March 31, 2026, the Adviser will reimburse us for any expenses that cause our Total Operating Expenses (as defined in our Corporate Governance Guidelines) in any four consecutive fiscal quarters to exceed the greater of: (1) 2% of our Average Invested Assets (as defined in our Corporate Governance Guidelines) or (2) 25% of our Net Income (as defined in our Corporate Governance Guidelines).
Notwithstanding the foregoing, to the extent that our Total Operating Expenses exceed these limits and the independent directors determine that the excess expenses were justified based on such factors that they deem sufficient, the Adviser would not be required to reimburse us. Within 60 days after the end of any fiscal quarter for which our Total Operating Expenses for the four consecutive fiscal quarters then ended exceed these limits and our independent directors approve such excess amount, we will send our stockholders a written disclosure of such fact, or will include such information in our next quarterly report on Form 10-Q or in a current report on Form 8-K filed with the SEC, together with an explanation of the factors our independent directors considered in arriving at the conclusion that such excess expenses were justified. In addition, our independent directors will review at least annually the total fees and expense reimbursements for operating expenses paid to the Adviser to determine if they are reasonable in light of our performance, our net assets and our net income and the fees and expenses of other comparable unaffiliated REITs. Each such determination will be recorded in the minutes of a meeting of the independent directors.
The Expense Support Agreement
We have entered into an Expense Support and Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser. Pursuant to the Expense Support Agreement, until January 6, 2027, the Adviser may elect to pay certain general and administrative expenses of ours on our behalf (each, an “Expense Payment”).
Following any calendar month in which distributable earnings for such calendar month exceed the distributions accrued for our common stockholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Available Operating Funds”), we will pay such Available Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to us have been reimbursed. Any payment required to be made by us is referred to herein as a “Reimbursement Payment.” To the extent not previously reimbursed, all unreimbursed Expense Payments (other than those permanently waived by the Adviser) shall be due and payable on the earlier of January 6, 2030, or the termination of the Expense Support Agreement.

Our obligation to make a Reimbursement Payment will automatically become a liability of ours on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month (or permanently).
During the three months ended March 31, 2026, we incurred $0.4 million of expenses reimbursable to the Adviser related to the Expense Support Agreement, none of which were paid during the three months ended March 31, 2026. During the year ended December 31, 2025, the Adviser provided Expense Support in the amount of $1.2 million, all of which had been reimbursed as of December 31, 2025.
The Placement Agent Agreement
We have entered into a Placement Agent Agreement with the Placement Agent, pursuant to which the Placement Agent has agreed to, among other things, manage our relationships with third-party broker-dealers engaged by the Placement Agent to participate in the distribution of shares of our Class S, Class T, Class D, Class I, Class F-II and Class NV-2 common stock, which we refer to as “sub-placement agents” or “participating broker-dealers,” and financial professionals. The Placement Agent, from time to time in its sole discretion, may enter into sub-placement agreements with affiliates and unaffiliated third parties, and we may engage one or more affiliated or unaffiliated successors or additional placement agents or distributors, in each case including without limitation Goldman Sachs and unaffiliated banks, registered broker-dealers and trust companies and others, on such terms as we or the Placement Agent may determine. The Placement Agent also coordinates our marketing and distribution efforts with participating broker-dealers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares.
The Placement Agent is entitled to receive upfront selling commissions of up to 3.0%, and upfront placement agent fees of up to 0.5%, of the transaction price of each Class T share sold in our primary offering; however such amounts may vary at certain participating broker-dealers, provided that the sum will not exceed 3.5% of the transaction price. The Placement Agent is entitled to receive upfront selling commissions of up to 3.5% of the transaction price of each Class S share sold in the primary offering. The Placement Agent may be entitled to receive upfront selling commissions of up to 1.5% of the transaction price of Class D share sold in the primary offering. No upfront selling commissions or placement fees are paid with respect to purchases of Class I shares, Class F-II shares, Class NV-2 shares or shares of any series sold pursuant to the distribution reinvestment plan. The Placement Agent anticipates that all or a portion of the upfront selling commissions and placement fees will be retained by, or reallowed (paid) to, participating broker-dealers.
For the three months ended March 31, 2026 and the year ended December 31, 2025, upfront selling commissions in connection with sales of our Class S shares in the primary offering were retained by the participating broker dealers.
We will pay the Placement Agent selling commissions over time as distribution fees (i) with respect to our outstanding Class T shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class T shares, consisting of a representative distribution fee of 0.65% per annum, and a dealer distribution fee of 0.20% per annum, of the aggregate NAV of our outstanding Class T shares, however, with respect to Class T shares sold through certain participating broker-dealers, the representative distribution fee and the dealer distribution fee may be other amounts, provided that the sum of such fees will always equal 0.85% per annum of the NAV of such shares; (ii) with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares; and (iii) with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of our outstanding Class D shares. We will not pay a distribution fee with respect to our outstanding Class I shares, Class F-II or Class NV-2 shares.
The distribution fees will be paid monthly in arrears. The Placement Agent will reallow (pay) all or a portion of the distribution fees to participating broker-dealers and servicing broker-dealers, and will rebate distribution fees to us to the extent a broker-dealer is not eligible to receive them unless the Placement Agent is serving as the broker-dealer of record with respect to such applicable shares.
We will cease paying the distribution fee with respect to any Class T share, Class S share or Class D share held in a stockholder’s account at the end of the month in which the Placement Agent or our Company in conjunction with our transfer agent determine(s) that total upfront selling commissions, placement fees and distribution fees paid with respect to the shares held by such stockholder within such account would equal or exceed, in the aggregate, the limit (if any, and as set forth in the applicable agreement with a participating broker-dealer at the time such shares were issued) of the gross proceeds from the sale of such shares (including the gross proceeds of any shares issued under our distribution reinvestment plan with respect thereto) (collectively, the “Distribution Fee Limit”). At the end of such month, each such Class T share, Class S share or Class D share in such account (including shares in such account purchased through the distribution reinvestment plan or received as a stock dividend) will convert into a number of Class I shares (including any fractional shares) with an equivalent aggregate NAV as such share.
For the three months ended March 31, 2026 and the year ended December 31, 2025, we accrued $1.0 million and $7.8 million, respectively, for selling commissions over time as distribution fees and paid the Placement Agent $0.2 million and $0.5 million, respectively, related to such fees, all of which were reallowed to participating broker-dealers.
Other Compensation
In addition to the fees and commissions described above, the Placement Agent may elect to pay supplemental fees or commissions to sub-placement agents and participating broker-dealers in connection with our private offering. Such supplemental fees or commissions may be paid at the time of sale or over time. We may also pay directly, or reimburse the Placement Agent if the Placement Agent pays on our behalf, any organization and offering expenses (other than upfront selling commissions and distribution fees).
Indemnification
We have agreed to indemnify the Placement Agent, sub-placement agents, participating broker-dealers and other placement agents and their affiliates for certain losses, claims, damages or liabilities (or actions in respect thereof) they may become subject to in connection with our private offering.
The Transfer Agent Agreement
We have engaged Goldman Sachs & Co. LLC, which also acts as a Placement Agent, to act as our transfer agent. We compensate the Transfer Agent at an annual rate of 0.05% of our average NAV at the end of the then-current quarter and the prior calendar quarter (and, in the case of our first quarter, our NAV as of such quarter-end) for serving as our transfer agent. We will not reimburse the Transfer Agent for its own internal costs in providing transfer agency services to us.
For the three months ended March 31, 2026 and the year ended December 31, 2025, we recognized expense of $0.1 million and $0.2 million for the transfer agent fee. For the three months ended March 31, 2026 and the year ended December 31, 2025, we paid the Transfer Agent $48.1 thousand and $0.1 million for the transfer agent fee.
Warehoused Investments
Goldman Sachs agreed to source a portfolio of up to $250 million of real estate debt investments (the “Warehoused Investments”) for acquisition by us through the first year following escrow break in our private offering, subject to an extension in the sole discretion of Goldman Sachs. Unless our Affiliate Transaction Committee approves otherwise, we expect to pay in connection with each such conveyance an amount equal to (x) the lower of (i) fair value (determined in accordance with our valuation guidelines) of such Warehoused Investment plus accrued interest, less the unamortized original issue discount through the date of settlement and (ii) the cost of the Warehoused Investment to Goldman Sachs plus accrued interest through the date of settlement, and (y) related costs and expenses, including transaction expenses and expenses of conveyance. In addition, our Affiliate Transaction Committee will be asked to approve (including for purposes of satisfying the requirements of Section 206(3) of the U.S. Investment Advisers Act of 1940, as amended) the terms of conveyance for each Warehoused Investment and any other acquisition from Goldman Sachs as being fair and reasonable to us and on terms no worse than those available from unaffiliated third parties.
In January 2025, following the approval of our Affiliate Transaction Committee, we acquired three Warehoused Investments from Goldman Sachs, each for a conveyance amount based on cost as set forth in (ii) above with an aggregate transfer price of $137.4 million.
Other Acquisitions from Goldman Sachs
In addition, we have entered into and may in the future enter into transactions with Goldman Sachs Global Banking & Markets (“GBM”), to acquire one or more investments from GBM (any such transactions, the

“GBM Transactions”). GBM Transactions are distinct from Warehoused Investments in that these transactions were not sourced by Goldman Sachs specifically for us, and while subject to similar conflicts of interest safeguards, the cost to us will not be the same as the formula used for Warehoused Investments.
GBM Transactions will constitute transactions in which Goldman Sachs (or an affiliate thereof) acts as principal on its own behalf (a “principal transaction”). The Affiliate Transaction Committee is responsible for reviewing and approving the terms of all transactions between us and Goldman Sachs or its affiliates. Pursuant to our Corporate Governance Guidelines, such transactions will need to be first approved (including for purposes of satisfying the requirements of Section 206(3) of the U.S. Investment Advisers Act of 1940, as amended) by a majority of our directors, including a majority of our independent directors, not otherwise interested in such transaction, as being fair and reasonable to us and on terms no worse than those available from unaffiliated third parties.
In May 2025, following the approval of our Affiliate Transaction Committee, we acquired a GBM Transaction for $54.6 million. The acquisition price was equal to the fair value of the loan as provided by our independent valuation advisor, which was also the par value of the loan.
Indemnification Agreements with Directors and Officers
We have entered into indemnification agreements with each of our directors and executive officers. Pursuant to the terms of these indemnification agreements, we would indemnify and advance expenses and costs incurred by our directors and executive officers in connection with any claims, suits or proceedings brought against such directors and executive officers as a result of their service. However, our indemnification obligation is subject to the limitations set forth in the indemnification agreements and in our charter. We also maintain a directors and officers insurance policy.
Sponsor Commitment
Goldman Sachs has agreed to purchase from us an aggregate amount of $100 million in our non-voting common stock in increments of $25 million, at a price per share equal to our most recently determined NAV for our non-voting common stock, or if an NAV has yet to be calculated, then $25.00 (the “Goldman Sachs Investment”). Goldman Sachs made its first $25 million purchase on January 6, 2025, the date of the initial closing in our private offering, and will make subsequent purchases upon the first date our NAV reaches each of $500 million, $750 million and $1 billion. On May 1, 2026, Goldman Sachs made its second purchase of our Series NV-1 common stock in the amount of $25 million.
Goldman Sachs has agreed to hold the shares of non-voting common stock issued in respect of the Goldman Sachs Investment until the earlier of (i) the first date that our NAV reaches $1.5 billion and (ii) three years after the initial closing, or January 6, 2028. Following such date, Goldman Sachs may request quarterly, with respect to the shares issued in respect of the Goldman Sachs Investment, that we repurchase (each, a “GS Repurchase”) a number of non-voting common stock in an amount equal to the amount available under our share repurchase plan’s 5% quarterly cap, but only after we first satisfy repurchase requests from all other common stockholders who have properly submitted a repurchase request for such quarter in accordance with our share repurchase plan. Notwithstanding the foregoing, for so long as Goldman Sachs acts as adviser to us, we will not effect any GS Repurchase during any quarter in which the full amount of all common shares requested to be repurchased by stockholders other than Goldman Sachs under our share repurchase plan is not repurchased or when our share repurchase plan has been suspended.
In addition, subject to certain exceptions, at any time after an initial one-year period following the initial closing in this offering where our common stock owned by Goldman Sachs were to represent 25% or more of our total equity (such percentage referred to herein as the “Goldman Sachs Interest”), we will repurchase an amount of our common stock from Goldman Sachs as may be necessary to cause the Goldman Sachs Interest to remain equal to or less than 24.99% of our total equity.
Repurchase of Sponsor’s Initial Capitalization Amount
On February 12, 2025, our Board of Directors approved the repurchase of the 400 Class I shares purchased by Goldman Sachs in connection with our initial capitalization in a per share amount equal to the initial purchase price in our continuous private offering of $25.00. The shares were redeemed in February 2025.

Placement Agent Agreement for Collateralized Loan Obligation
In connection with our entry into a collateralized loan obligation (“CLO”), Goldman Sachs & Co. LLC, along with Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Santander US Capital Markets LLC and Raymond James & Associates, Inc., acted as placement agent to place the six classes of offered notes in the CLO pursuant to a Placement Agency Agreement dated as of March 13, 2026. Following the review and approval of the Affiliate Transaction Committee, we paid Goldman Sachs & Co. LLC approximately $0.7 million, representing its portion of the placement agent compensation
Collateral Management Agreement for Collateralized Loan Obligation
The Adviser serves as the collateral manager for the CLO. As such, it will perform certain advisory, administrative and monitoring functions with respect to the collateral interests securing the offered notes pursuant to a Collateral Management Agreement, dated as of March 31, 2026. The Adviser has waived its entitlement to the collateral manager fee for so long as the Adviser or any of its affiliates is the collateral manager and also our advisor.
Currently Proposed Transactions with Related Persons
There are no currently proposed material transactions with related persons other than those covered by the terms of the agreements described above.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP has been appointed by the Audit Committee to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. PricewaterhouseCoopers LLP has served as our auditor since 2024. We expect that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Although action by the stockholders on this matter is not required, the Audit Committee and our Board of Directors believe it is appropriate to seek stockholder ratification of this selection in light of the role played by our independent registered public accounting firm in reporting on our consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2026 is not ratified by the stockholders, our Audit Committee will consider whether it should appoint another independent registered public accounting firm. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.
Audit and Non-Audit Fees
Aggregate fees that we were billed for the year ended December 31, 2025 and the period from March 27, 2024 (date of initial capitalization) through December 31, 2024 by our independent registered public accounting firm, PwC, were as follows ($ in thousands):

	December 31, 2025	December 31, 2024
Audit fees(1)	$533	$357
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$533	$357

(1)	Audit fees include amounts related to annual financial statement audit work, quarterly financial statement reviews, and reviews of SEC registration statements.
Audit Committee Pre-Approval Policies and Procedures
In accordance with the Audit Committee pre-approval policy, all audit services requiring pre-approval pursuant to our pre-approval policy performed for us by our independent registered public accounting firm were pre-approved by the Audit Committee.
The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services. Services to be provided by the independent registered public accounting firm that are not within the category of pre-approved services must be approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.
Requests or applications for services that require specific separate approval by the Audit Committee are required to be submitted to the Audit Committee and must include a description of the services to be provided and a statement by the independent registered public accounting firm and our principal accounting officer confirming that the provision of the proposed services does not impair the independence of the independent registered public accounting firm.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent registered public accounting firm.

AUDIT COMMITTEE REPORT
Our Board of Directors’ Audit Committee carries out oversight functions with respect to the preparation, review and audit of our financial statements, our system of internal controls and the qualifications, independence and performance of our internal auditors and independent registered public accounting firm, and operates under a written charter adopted by the Board of Directors, a copy of which is attached hereto at Appendix B. The Audit Committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent registered public accounting firm. The Audit Committee members are “independent,” consistent with the qualifications set forth in our Corporate Governance Guidelines, the listing standards of the NYSE and Rule 10A-3 under the Exchange Act applicable to boards of directors in general and audit committees in particular.
Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and our financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation, presentation and integrity of our financial statements. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements in accordance with U.S. generally accepted auditing standards and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee the foregoing functions.
The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. In performance of its oversight function, the Audit Committee has met and held discussions with management and our independent registered public accounting firm with respect to our audited consolidated financial statements for fiscal year 2025 and related matters. Management advised the Audit Committee that our consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and our independent registered public accounting firm, PricewaterhouseCoopers LLP. Our independent registered public accounting firm presented to and reviewed with the Audit Committee the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and in connection therewith, the Committee discussed with the independent registered public accounting firm their views as to their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, PricewaterhouseCoopers LLP. The Audit Committee meetings regularly include executive sessions with our independent registered public accounting firm without the presence of our management.
In undertaking its oversight function, the Audit Committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in their report on our financial statements. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external audits, whether our financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles, or on the effectiveness of the system of internal control.
Based on the Audit Committee’s considerations, discussions with management and discussion with the independent registered public accounting firm as described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors:
Simon Turner (Chairperson)
Gwendolyn Hatten Butler
Trisha Miller
Glenn Rufrano

VOTING RECOMMENDATION
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
This Proxy Statement is being furnished by and on behalf of the Board of Directors of Goldman Sachs Real Estate Finance Trust Inc, a Maryland corporation, in connection with the solicitation of proxies to be voted at the Annual Meeting. We are furnishing the proxy materials for the annual meeting electronically using the Internet through the mailing to our stockholders of a Notice of Internet Availability of Proxy Materials, or the Notice. This Proxy Statement, proxy card and our 2025 annual report to stockholders will be distributed or made available to stockholders of record on or about June 10, 2026 to stockholders of record as of the close of business on May 29, 2026 (the “Record Date”).
In this section of the Proxy Statement, we answer some common questions regarding our 2026 Annual Meeting and the voting of shares at the meeting.
When will the Annual Meeting be held?
The Annual Meeting will be held as a “virtual meeting” via live webcast on July 28, 2026 at 9:00 a.m., Eastern Time.
How do I attend and vote my shares at the virtual Annual Meeting?
This year’s Annual Meeting will be a completely “virtual” meeting of stockholders. You may attend the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/GSREFT2026. If you virtually attend the Annual Meeting, you can vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/GSREFT2026. A summary of the information you need to attend the Annual Meeting and vote via the Internet is provided below:
•
instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/GSREFT2026 and available in the Notice;

•	assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/GSREFT2026 on the day of the Annual Meeting;
•	stockholders may vote and submit questions while attending the Annual Meeting via the Internet; and
•
you will need your 16-digit control number that is included in the Notice or on your proxy card, if a paper copy of the proxy materials was requested, in order to enter the Annual Meeting and to vote during the Annual Meeting.

Will I be able to participate in the online Annual Meeting on the same basis I would be able to participate in a live Annual Meeting?
The Annual Meeting will be held in a virtual meeting format only and will be conducted via live audio webcast. The online meeting format for the Annual Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost.
We designed the format of the online Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be afforded similar rights and opportunities to participate as they would have at an in-person meeting and to enhance stockholder access, participation and communication through online tools. As such, we will provide stockholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per stockholder unless time otherwise permits.
What is this document and why have I received it?
This Proxy Statement and the proxy card are being furnished to you, as a stockholder of Goldman Sachs Real Estate Finance Trust Inc, because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement contains information that stockholders should consider before voting on the proposals to be presented at the meeting.

What am I voting on?
There are two proposals scheduled to be considered and voted on at the Annual Meeting:
•	Proposal 1: Election of seven director nominees listed herein; and
•	Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026.
What is the required vote for approval of each proposal?
Proposal 1: Election of seven director nominees listed herein. The affirmative vote of a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect each nominee for director. For purposes of the election of directors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. A “broker non-vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.
Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026. The affirmative vote of a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve the auditor ratification proposal. Abstentions, if any, will not affect the outcome of this proposal. Your shares may be voted on for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions.
How does the Board of Directors recommend that I vote?
Our Board of Directors recommends that you vote your shares as follows:
•	FOR the election of each of the seven director nominees listed herein.
•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026.
Who can vote?
Holders of record of our shares of voting common stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, there was a total of 18,982,268.039 shares of our voting common stock issued and outstanding, including 14,985,462.927 shares of our Series T, Series S, Series D and Series I common stock, 2,000,000.000 shares of our Class F-I common stock and 1,996,805.112 shares of our Class F-II common stock. You are entitled to one vote for each share you held as of the Record Date.
How do I vote if I am a registered stockholder?
If you are a registered stockholder (that is, if your shares are registered on our records in your name and not in the name of your broker or nominee), you may authorize a proxy to vote your shares in any of the following ways described below:
•
via the Internet by going to www.proxyvote.com and following the on-screen instructions. Please have the Notice in hand when accessing the website, as it contains a 16-digit control number required to record your voting instructions via the Internet;

•
by phone by calling (800) 690-6903, and following the recorded instructions, or by dialing (800) 570-9788 and speaking to a live agent. You will need the 16-digit control number included in the Notice in order to record your voting instructions by telephone; or

•	by mail by requesting, marking, signing, dating and returning a proxy card.
If you authorize a proxy by telephone or Internet, you do not need to request, sign, date and return a proxy card. See the Notice of Internet Availability of Proxy Materials for more instructions on how to vote your shares.
If you elect to participate in the Annual Meeting via live webcast, as described above under “When will the Annual Meeting be held?”, you can vote online during the Annual Meeting prior to the closing of the polls, and any previous votes that you submitted, whether by Internet, telephone or mail, will be superseded.

All proxies that are properly executed and received by our Secretary prior to the Annual Meeting, and are not revoked, will be voted at the Annual Meeting. Even if you plan to participate in the Annual Meeting, we urge you to return your proxy card or submit a proxy by telephone or via the Internet to assure the representation of your shares at the Annual Meeting.
How do I vote if I hold my shares in “street name”?
If your shares of our common stock are held in a custodial account (in “street name”) by your broker or other nominee, only your broker or other nominee can vote your shares of our common stock at the Annual Meeting and your vote cannot be cast unless you provide instructions to your broker or other nominee on how to vote. You will still be able to attend the meeting by following the instructions provided by your broker or other nominee, or by visiting www.virtualshareholdermeeting.com/GSREFT2026 and using your 16-digit control number that is included in your Voting Instruction Form. You should follow the directions provided by your broker or other nominee regarding how to instruct your broker or other nominee to vote your shares of our common stock.
How can I authorize a proxy?
You can authorize a proxy by following the instructions in the Notice to vote via the Internet or telephone, or request, sign, date and return a proxy card.
To authorize a proxy to vote electronically via the Internet, go to www.proxyvote.com and follow the instructions. Please have the Notice in hand when accessing the website, as it contains a 16-digit control number required to record your voting instructions via the Internet.
If you have access to a touch-tone telephone, you may authorize your proxy by dialing (800) 690-6903 and following the recorded instructions, or by dialing (800) 570-9788 and speaking to a live agent. You will need the 16-digit control number included on the Notice in order to record your voting instructions by telephone.
You can authorize a proxy to vote via the Internet or by telephone at any time prior to 11:59 p.m., Eastern Time, July 27, 2026, the day before the Annual Meeting.
What if I return a proxy card but do not mark it to show how I am voting?
If you request, sign, date and return a proxy card without indicating your vote on any matter, the designated proxies will vote to elect all seven director nominees as directors and to approve the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026 and will vote in their discretion for any other matters properly presented for consideration at the Annual Meeting.
What if other matters come up at the Annual Meeting?
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented for consideration at the meeting or any adjournment or postponement thereof and you are a stockholder of record and have submitted a proxy card, either via the internet, telephone, or paper copy, the persons named in your proxy card will have the discretion to vote on those matters for you.
Can I change my vote or revoke my proxy after I authorize my proxy?
Yes. At any time before the vote on a proposal, you can change your vote either by:
•	authorizing a proxy again via the Internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on July 27, 2026;
•	requesting, executing or authorizing, dating and delivering to us a new paper proxy card with a later date that is received no later than 11:59 p.m., Eastern Time, on July 27, 2026;
•
sending a written statement revoking your proxy card to our Secretary or any corporate officer of the Company, provided such statement is received no later than 11:59 p.m., Eastern Time, on July 27, 2026; or

•	participating in the Annual Meeting and voting online during the Annual Meeting prior to the closing of the polls.

Your participation at the Annual Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.
Proxy revocation notices should be sent to Goldman Sachs Real Estate Finance Trust Inc, 200 West Street, New York, New York 10282. Requested and completed paper proxy cards should be sent to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.
What constitutes a quorum?
We will convene the Annual Meeting if stockholders representing the required quorum of shares of our common stock entitled to vote either authorize a proxy to vote electronically or telephonically, request, sign and return a paper proxy card, or participate at the meeting. The presence, either in person (online) or by proxy, at the Annual Meeting of at least one-third of all the votes entitled to be cast on any matter will constitute a quorum. Under our bylaws, if a quorum is not present at the Annual Meeting, the Chairperson of the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days from the original Record Date for the Annual Meeting without notice other than an announcement at the Annual Meeting. If you authorize a proxy to vote electronically or telephonically, or your request, sign and return a paper proxy card your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes and abstentions will also be considered present for the purpose of determining whether we have a quorum.
Who will count the votes?
Representatives of our solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”), will count the votes and will serve as the independent inspector of election.
Where can I find the voting results of the Annual Meeting?
We intend to announce the voting results at the Annual Meeting and in a Current Report on Form 8-K filed with the SEC within four business days after the date of the Annual Meeting.
How can I get additional copies of this Proxy Statement or other information filed with the SEC relating to this solicitation?
You may obtain additional copies of this Proxy Statement or other information filed with the SEC relating to this solicitation by calling our solicitor, Broadridge, at (800) 579-1639.
Where can I get more information about Goldman Sachs Real Estate Finance Trust?
In connection with this solicitation, we have provided you with our Annual Report that contains our audited financial statements. We also file reports and other documents with the SEC. You can view these documents, including our charter, bylaws and Corporate Governance Guidelines, at the SEC’s website, www.sec.gov.
How is this solicitation being made?
This solicitation is being made primarily by the distribution of these proxy materials. Supplemental solicitations may be made by mail or telephone by our officers and representatives, who will receive no extra compensation for their services. The expenses in connection with this solicitation, including preparing and distributing these proxy materials, will be borne by us. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock. We have hired Broadridge to assist us in the distribution of our proxy materials and for the solicitation of proxy votes. We will pay Broadridge customary fees and expenses for these services of approximately $44,868.42.
Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.
Will my vote make a difference?
Yes, your vote is VERY IMPORTANT. Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes. We encourage you to participate in the governance of our company.

Other Matters to Come Before the Annual Meeting
Our management does not know of any other matters to come before the Annual Meeting. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.
Stockholder Proposals for the 2027 Annual Meeting
If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in our Proxy Statement and proxy card for our 2027 Annual Meeting of Stockholders, your proposal must be received by our Secretary on or before February 10, 2027. Your proposal should be mailed by certified mail, return-receipt requested to our Secretary at Goldman Sachs Real Estate Finance Trust Inc, 200 West Street, New York, New York 10282. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. In addition, if you desire to bring business (including director nominations) before our 2027 Annual Meeting, you must comply with our bylaws, which currently require that you provide written notice of such business to our Secretary no earlier than January 11, 2027 and no later than 5:00 p.m. New York City Time, on February 10, 2027. However, if the 2027 Annual Meeting is advanced or delayed more than 30 days from the first anniversary of the date of the 2026 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., New York City time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. For additional requirements, stockholders should refer to our bylaws, Article II, Section 11(a), “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” a current copy of which may be obtained on the SEC’s website at sec.gov and from our Secretary.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 29, 2027.
Householding of Proxy Materials
If (i) you are a member of a household in which multiple stockholders share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may send to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a stockholder in your household. If you are part of a household that has received only one copy of the Notice, we will deliver promptly a separate copy of the Notice or, if applicable, our Proxy Statement and our Annual Report on Form 10-K to you upon written or oral request. To receive a separate copy of these documents, please contact us by calling (312) 655-4702 or by mail to our principal executive offices at Goldman Sachs Real Estate Finance Trust Inc, 200 West Street, New York, New York 10282. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

Appendix A

Corporate Governance Guidelines – Independence Criteria
A-1

“Independent Director” shall mean a Director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of a material interest in the Sponsor, the Advisor or any of their Affiliates, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Corporation, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. For purposes of this definition, “Affiliate” does not include a REIT or other investment program organized by the Sponsor or advised or managed by the Advisor or its Affiliates. Consistent with (v) above, serving as an independent director of or receiving independent director fees from or owning an interest in a REIT or other investment program organized by the Sponsor or advised or managed by the Advisor or its Affiliates shall not, by itself, cause a director to be deemed associated with the Sponsor or the Advisor. A business or professional relationship is considered “material” if the aggregate gross income derived by the Director from the Sponsor, the Advisor and their Affiliates in a year exceeds 5% of either the Director’s annual gross income, derived from all sources, during either of the last two years or the Director’s net worth on a fair market value basis as of the end of the applicable year. An ownership interest is considered “material” if the value of such interest exceeds 5% of the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.
A-2

Appendix B

Audit Committee Charter

GOLDMAN SACHS REAL ESTATE FINANCE TRUST INC

Charter of the Audit Committee
of the Board of Directors
PURPOSE
The Audit Committee (the “Committee”) has been established by the Board of Directors (the “Board”) of Goldman Sachs Real Estate Finance Trust Inc, a Maryland corporation (the “Company”), to assist the Board in fulfilling its responsibility to oversee the quality and integrity of the Company’s financial reporting and the audits of the financial statements of the Company by the registered public accounting firm employed by the Company for the audit of the Company’s financial statements (the “independent auditors”). This charter is adopted as of the date set forth below.
The Committee’s purpose is to:
•	Assist the Board’s oversight of:
○	The quality and integrity of the Company’s financial statements and internal controls;
○	The Company’s compliance with legal and regulatory requirements;
○	The Company’s overall risk management profile;
○	The independent auditors’ qualifications, performance and independence; and
○	The performance of the Company’s internal audit function.
•
Prepare the report of the Committee required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s proxy statement related to its annual stockholders’ meeting.

MEMBERSHIP
The Committee shall be comprised of not less than two members of the Board. Members of the Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier death, retirement, resignation or removal by the Board in its discretion. All of the Committee members shall be “independent” as defined in the listing standards of the New York Stock Exchange, Rule 10A-3 under the Securities Exchange Act of 1934, as amended (as in effect from time to time) (the “Exchange Act”). At least one member of the Committee shall qualify as an “audit committee financial expert” as defined by the SEC, and each member of the Committee shall be financially literate (i.e., have a working familiarity with basic finance and accounting practices) or acquire such familiarity within a reasonable period after his or her appointment.
Committee members should not serve simultaneously on the audit committee of more than two other public companies (in addition to the Committee) unless the Board determines that such service will not impair the member’s ability to serve on the Committee.
CHAIRPERSON
Unless the chairperson of the Committee (the “Chairperson”) is elected by the Board, the members of the Committee shall designate a Chairperson by the majority vote of the full Committee membership. It is expected that the Chairperson will chair all regular sessions of the Committee. In the absence of the Chairperson, the Committee may select another member to preside.
DELEGATION TO SUBCOMMITTEE
The Committee may form subcommittees composed of one or more of its members for any purpose that the Committee deems appropriate and may delegate to such subcommittee such power and authority as the Committee deems appropriate.
DUTIES AND RESPONSIBILITIES
The Committee’s responsibility is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements.

In carrying out its oversight responsibility, it is expected that the Committee will undertake one or more of the activities set forth below, in each case, as may be necessary or desirable. These activities are set forth as a guide with the understanding that the Committee may carry out its oversight responsibility in a manner that, in its discretion, it deems appropriate given the circumstances.
Independent Auditors and Audit Process
•
Subject to any action that may be taken by the full Board, the Committee shall have the ultimate authority and responsibility to appoint, retain, determine the compensation of, oversee, evaluate and, where appropriate, replace the independent auditors.

•	The independent auditors shall report directly to the Committee.
•	The Committee should evaluate at least annually the experience, qualifications and performance of the lead partner and the senior members of the independent auditors’ engagement team.
•	Review and approve the scope of the audit services outlined in the independent auditors’ annual engagement letter.
•	Review the scope of the annual audit outlined by the independent auditors and their proposed audit plan and procedures.
•
Review with the independent auditors any problems, difficulties or disputes the auditors may have encountered in the course of the audit work or otherwise and any management letter provided by the auditors and the Company’s response to that letter.

•	At least annually, receive and review a report by the independent auditors describing:
•	the independent auditors’ internal quality-control procedures;
•
any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation of governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues; and

•	the independent auditors’ independence, all relationships between such firm and the Company.
•	Review any report of the independent auditors under Section 10A(k) of the Exchange Act relating to:
•	Critical accounting policies and practices to be used;
•
Alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosure and treatments and the treatment preferred by the independent auditors; and

•	Other material written communications between the independent auditors and management, such as a management letter or schedule of unadjusted differences.
•	It is expected that the Committee will:
•
Prior to initial engagement, request from a public accounting firm a formal written statement delineating all relationships between the auditors and the Company consistent with applicable requirements of the Public Accounting Oversight Board (“PCAOB”) regarding the independent accountant’s communications with the audit committee concerning independence;

•	Discuss with the independent auditors the matters required to be discussed by the applicable auditing standards adopted by the PCAOB and approved by the SEC from time to time;
•
Request from the independent auditors annually a formal written statement delineating all relationships between the auditors and the Company and affirming the auditors’ independence consistent with applicable PCAOB requirements;

•	Discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors’ independence and document the substance of such discussion;

•	Pre-approve all audit services and permissible non-audit services to be provided by the independent auditors in accordance with policies adopted by the Committee; and
•	Ensure that the independent auditors do not perform any non-audit services that are prohibited by law or regulation.
Financial Statements
•
Review and discuss with management and the independent auditors the annual audited financial statements to be included in the Annual Report on Form 10-K and the quarterly financial statements to be included in the Quarterly Reports on Form 10-Q, including the matters required to be communicated by the auditors pursuant to applicable audit standards, as well as the disclosures contained under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to the Company’s filing of the Form 10-K and Form 10-Q reports.

•
Review any earnings press releases, as well as, to the extent applicable, Company policies with respect to earnings press releases, financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

•
Consider major changes and other major questions of choice respecting the appropriate accounting principles, estimates and practices to be applied in the preparation of the Company’s financial statements.

•
Review material pending legal proceedings involving the Company and consider other contingent liabilities, as well as other risks and exposures, that may have a material impact on the Company’s financial statements.

•	Review the Company’s policies with respect to risk assessment and risk management.
•	Review with management and the independent auditors the financial statement effects of pending regulatory and accounting initiatives.
•	Review the impact of off-balance sheet arrangements on the Company’s financial statements.
•	Review any significant disputes between management and the independent auditors that arose in connection with the preparation of the Company’s financial statements.
Internal Controls
•
Consider the quality and adequacy of the Company’s internal controls and discuss with management and the independent auditors any major issues arising as to the adequacy of the Company’s internal controls, any actions taken in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

•	Review the adequacy of the Company’s internal audit function.
•
Review with the CEO and CFO the content of the certifications to be included in the Company’s Form 10-K and 10-Q reports and certification process and related disclosures regarding disclosure controls and procedures and internal controls for financial reporting.

•
Obtain reports from management, the Adviser, the internal audit service provider and the independent auditors, concerning the Company’s compliance with applicable laws and regulations and compliance by directors, officers, employees and, where applicable, the Adviser, with the Company’s Code of Business Conduct and Ethics and advise the Board with respect to policies and procedures regarding such compliance matters.

•	Have the responsibility to establish procedures as required by Section 10A(m)(4) of the Exchange Act for:
○	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
○	the confidential, anonymous submission by any employees of concerns regarding questionable accounting or auditing matters.

•
Have the responsibility to review and address any complaints submitted pursuant to its complaint procedures for accounting and auditing matters (as reflected in the Company’s Whistleblower Policy), as well as any whistleblower complaints subject to Section 21F of the Exchange Act.

•	Be responsible for the overall administration of the Company’s Code of Business Conduct and Ethics, including its interpretation and amendment.
The Committee should report regularly to the Board (i) and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal audit function, (ii) following all meetings of the Committee regarding the matters discussed and considered at such meetings and (iii) with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities.
MEETINGS
The Committee should meet as often as deemed necessary or appropriate in its judgment, generally at least four times each year, either in person or by phone and when necessary or desirable, may take action by unanimous written or electronic consent. A majority of the total number of members shall constitute a quorum at any meeting of the Committee, and the act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Committee. Any member of the Committee may call meetings of the Committee. The Committee shall meet with the independent auditors and management at least quarterly to review the Company’s financial statements. Directors who are not members of the Committee may attend meetings of the Committee but may not vote. Additionally, the Committee may invite to its meetings any member of management of the Company, representatives of the Adviser and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may meet separately on occasion with each of management, representatives of the Adviser, the independent auditors and internal audit staff to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. Any action of the Committee (other than actions for which the Committee has sole authority as set forth herein) may be subject to review and modification by the Board. Minutes will be kept of each meeting of the Committee and will be available to each member of the Board.
PROCEDURES
The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems necessary or appropriate. In this regard, the Committee shall have the sole authority to engage and terminate independent counsel and other advisors, as it determines necessary or appropriate to carry out its duties, including the authority to approve the fees payable to such counsel or advisors and retention terms, without obtaining the approval of the Board or management. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and any advisors that the Committee chooses to engage, as well as funding for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
PERFORMANCE EVALUATION
The Committee should periodically prepare and provide to the Board a performance evaluation of the Committee, including an assessment of the performance of the Committee based on the duties and responsibilities set forth in this Charter and such other matters as the Committee may determine. The evaluation shall be undertaken under the supervision of the Board. The Committee should periodically review and assess the adequacy of the Committee Charter and propose any recommended changes to the Board for review and approval by the Board.
LIMITATION OF AUDIT COMMITTEE’S ROLE
While the Committee has the oversight responsibility set forth in this Charter, it does not have the duty to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors. In addition, the Committee recognizes that the Company’s management, internal audit staff and the independent auditors devote more time to reviewing or analyzing the Company’s business and its operations and, as a result, have more knowledge and detailed information concerning the Company than members of the Committee. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the quality or adequacy of the independent auditors’ work or performance.
Adopted: November 11, 2024

SCAN TO
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOLDMAN SACHS REAL ESTATE FINANCE TRUST INC

The Board of Directors recommends you vote FOR all nominees listed in Proposal 1 and FOR Proposal 2.

1. To elect seven directors of the Company who will each serve until the 2027 annual meeting of the stockholders and until his or her successor is duly elected and qualified;

Nominees:	**For**	**Against**	**Abstain**
1a. James Garman	☐	☐	☐
1b. Richard Spencer	☐	☐	☐
1c. Jeffrey Fine	☐	☐	☐
1d. Glenn Rufrano	☐	☐	☐
1e. Gwendolyn Hatten Butler	☐	☐	☐
1f. Trisha Miller	☐	☐	☐
1g. Simon M. Turner	☐	☐	☐

	For	**Against**	**Abstain**
2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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T00971-P54307

GOLDMAN SACHS REAL ESTATE FINANCE TRUST INC
Annual Meeting of Stockholders
July 28, 2026 9:00 A.M. EDT
This proxy is solicited by the Board of Directors

The stockholder(s), on the reverse side of this proxy card, hereby appoint(s) Dylan Sherwood and Emily Reagan, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of GOLDMAN SACHS REAL ESTATE FINANCE TRUST INC that the stockholder(s) is/are entitled to vote at the 2026 Annual Meeting of Stockholders (the "Annual Meeting") to be held virtually at www.virtualshareholdermeeting.com/GSREFT2026 at 9:00 A.M. EDT, on July 28, 2026, and any adjournment or postponement thereof (i) as designated by the stockholder(s) on the reverse side of this proxy card, and (ii) in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made but this proxy is signed, dated and returned, this proxy will be voted "FOR" all nominees listed in Proposal 1 and "FOR" Proposal 2. This proxy will be voted in the discretion of the proxies on any matter other than the proposals set forth on the reverse side of this proxy card that is properly brought before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

Continued and to be signed on reverse side